UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2018

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE.

On October 1, 2018, Tenneco Inc. (the “Company”) completed its previously announced acquisition (the “Transaction”) of Federal-Mogul LLC (“Federal-Mogul”) pursuant to the Membership Interest Purchase Agreement, dated as of April 10, 2018 (the “Purchase Agreement”), by and among the Company, Federal-Mogul, American Entertainment Properties Corp. (“AEP” and, together with certain affiliated entities, the “Sellers”) and Icahn Enterprises L.P. (“IEP”). Following the completion of the Transaction, Federal-Mogul was merged with and into the Company, with the Company continuing as the surviving company.

As consideration for the Transaction, the Company paid the Sellers $800 million in cash and issued an aggregate of 5,651,177 shares of Class A Voting Common Stock, par value $0.01, of the Company (“Class A Common Stock”), and 23,793,669 shares of Class B Non-Voting Common Stock, par value $0.01, of the Company (“Class B Common Stock”).

The foregoing description of the Transaction and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on April 10, 2018, and which is incorporated herein by reference.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Shareholders Agreement

Pursuant to the terms of the Purchase Agreement, on October 1, 2018, the Company, AEP, IEP and Icahn Enterprises Holdings L.P. (“IEH”) entered into the Shareholders Agreement (the “Shareholders Agreement”).

Pursuant to the Shareholders Agreement, prior to the earlier of the date the Spin-Off (as defined in the Shareholders Agreement) is consummated and the date on which IEP and its affiliates cease to own at least 10% of the outstanding Class A Common Stock and Class B Common Stock, measured as a single class, the board of directors of the Company (the “Board”) will nominate for election the then-serving chief executive officer of IEP (or another designee of IEP, if applicable) at each annual meeting of the Company’s stockholders. If the Spin-Off has not occurred by the date that is 18 months after the closing of the Transaction, IEP must cause its designee to resign from the Board at least 30 days prior to IEP taking certain specified actions with respect to the Company.

The Shareholders Agreement also contains a standstill covenant, which prohibits IEP and its affiliates from taking certain actions until the earlier of the date that is (i) 18 months after the closing of the Transaction, if the Spin-Off has not occurred by such date, and (ii) one year after the date on which IEP and its affiliates cease to own at least 5% of the outstanding Class A Common Stock and Class B Common Stock, measured as a single class. Subject to certain exceptions, for a period of 150 days following the closing of the Transaction, AEP and IEH may not, directly or indirectly, sell or otherwise transfer, or make any short sale or otherwise dispose of, more than 10% of the shares of Class A Common Stock and Class B Common Stock, measured as a single class, outstanding immediately after the closing of the Transaction.

Furthermore, until the later of (i) the expiration of the standstill restrictions discussed above and (ii) the time when IEP and its affiliates cease to own at least 10% of the outstanding Class A Common Stock and Class B Common Stock, measured as a single class, IEP and its affiliates may not transfer any shares (a) to certain specified types of investors and (b) in an amount equal to 5% or more of the Class A Common Stock issued and outstanding at the time of such transfer (subject to certain carve outs for transfers to certain passive institutional investors).

For so long as IEP and its affiliates own at least 10% of the outstanding Class A Common Stock and Class B Common Stock, measured as a single class, and the Company proposes to issue any equity securities (other than in an excluded issuance), IEP and its affiliates have certain preemptive rights. The Shareholders Agreement also includes registration rights for IEP.

The foregoing description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholders Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Increase of the Size of the Board and Appointment of Keith Cozza to the Board

On October 1, 2018, the Board approved an increase to the size of the Board from ten directors to eleven directors and appointed Keith Cozza as a director of the Company to fill the resulting vacancy on the Board, effective at the effective time of the Transaction. The Board has determined, after considering all of the relevant facts and circumstances, that Mr. Cozza is an “independent director” as defined in the NYSE listing standards and applicable rules of the SEC. Mr. Cozza has not been named to a committee of the Board at this time.

In connection with his appointment, Mr. Cozza will receive a cash retainer fee and stock grant award for his service on the Board during the remainder of 2018, prorated to his appointment date. Like other members of the Board, Mr. Cozza will be compensated for his service on the Board in accordance with the Company’s non-employee director cash and equity-based compensation program.

Mr. Cozza was elected to the Board pursuant to the terms of the Shareholders Agreement and is the IEP Group Designee (as defined in the Shareholders Agreement). Further, Mr. Cozza is the chief executive officer of IEP, which owns The Pep Boys—Manny, Moe & Jack (“Pep Boys”) and IEH Auto Parts LLC (“Auto Plus”). Tenneco sold approximately $43 million and $60 million in products to Pep Boys and Auto Plus, respectively, in 2017 and approximately $16 million and $47 million in products to Pep Boys and Auto Plus, respectively, through August 2018. Such purchases were made in the ordinary course of Tenneco’s business

Mr. Cozza, age 39, has been the President and Chief Executive Officer of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, railcar, food packaging, metals, mining, real estate and home fashion, since February 2014. In addition, Mr. Cozza has served as Chief Operating Officer of Icahn Capital LP, the subsidiary of Icahn Enterprises through which Carl C. Icahn manages investment funds, since February 2013. From February 2013 to February 2014, Mr. Cozza served as Executive Vice President of Icahn Enterprises. Mr. Cozza is also the Chief Financial Officer of Icahn Associates Holding LLC, a position he has held since 2006. Mr. Cozza has been: Chairman of the Board of Directors of Xerox Corporation, a provider of document management solutions, since May 2018; and a director of Icahn Enterprises L.P. since September 2012. In addition, Mr. Cozza serves as a director of certain wholly owned subsidiaries of Icahn Enterprises L.P., including Icahn Automotive Group LLC, an automotive parts installer, retailer and distributor and PSC Metals Inc., a metal recycling company. Mr. Cozza was previously: a director of Federal-Mogul Holdings LLC (formerly known as Federal-Mogul Holdings Corporation), a supplier of automotive powertrain and safety components from January 2017 to October 2018; a director of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts, from February 2014 to October 2018; a director of Herbalife Ltd., a nutrition company, from April 2013 to April 2018; a member of the Executive Committee of American Railcar Leasing LLC, a lessor and seller of specialized railroad tank and covered hopper railcars, from June 2014 to June 2017; a director of FCX Oil & Gas Inc., a wholly owned subsidiary of Freeport-McMoRan Inc., from October 2015 to April 2016; a director of CVR Refining, LP, an independent downstream energy limited partnership, from January 2013 to February 2014; and a director of MGM Holdings Inc., an entertainment company focused on the production and distribution of film and television content, from April 2012 to August 2012. Icahn Automotive, CVR Refining, Icahn Enterprises and PSC Metals are each indirectly controlled by Carl C. Icahn, and American Railcar Leasing, Tropicana and Federal-Mogul were previously indirectly controlled by Mr. Icahn. Mr. Icahn also has or previously had non-controlling interests in Xerox, Freeport-McMoRan, Herbalife and MGM Holdings through the ownership of securities. Mr. Cozza holds a B.S. in Accounting from the University of Dayton.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As previously announced, pursuant to the terms of the Purchase Agreement, at the effective time of the Transaction, the Company’s certificate of incorporation was amended and restated in order to create a new class of non-voting common stock of Tenneco called “Class B Non-Voting Common Stock” with 25,000,000 shares authorized, and reclassify the Company’s common stock as “Class A Voting Common Stock” (the “Amended and Restated Certificate of Incorporation”).

Under the Amended and Restated Certificate of Incorporation, the authorized number of shares was increased from 185,000,000 shares, divided into 135,000,000 shares of common stock, par value $0.01, and 50,000,000 shares of preferred stock, par value $0.01, all of which were designated as blank check preferred stock, to 250,000,000 shares, divided into 175,000,000 shares of Class A Voting Common Stock, 25,000,000 shares of Class B Non-Voting Common Stock and 50,000,000 shares of preferred stock, par value $0.01, all of which will be designated as blank check preferred stock.

On October 1, 2018, the Board adopted a change to the By-Laws of the Company (the “By-Laws”) in order to provide that more than one person may hold the same corporate office (including, but not limited to, the Chief Executive Officer).

The foregoing description of the Amended and Restated Certificate of Incorporation and By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and By-Laws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 1, 2018, the Company issued a press release announcing the consummation of the Transaction. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

(1)

The audited consolidated balance sheets of Federal-Mogul as of December 31, 2017 and 2016 and the consolidated statements of operations, statements of comprehensive income (loss), statements of cash flows and statements of member interest and shareholders’ equity of Federal-Mogul for each of the years ended December 31, 2017, 2016 and 2015 and the notes thereto were filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2018.

(2)

The consolidated balance sheets of Federal-Mogul as of June 30, 2018 and December 31, 2017 and the consolidated statements of operations, statements of comprehensive income (loss) and statements of cash flows of Federal-Mogul for each of the six months ended June 30, 2018 and 2017 and the notes thereto were filed as Exhibit 99.5 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2018.

(b)	Pro forma financial information.

(1)

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2018 and unaudited pro forma condensed combined statements of income of the Company for the six months ended June 30, 2018 and the year ended December 31, 2017 and the notes thereto were filed as Exhibit 99.6 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2018.

(d)	Exhibits.

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated as of April 10, 2018 by and among the Company, Federal-Mogul, AEP and IEP (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 10, 2018).

3.1	Amended and Restated Certificate of Incorporation of Tenneco Inc.

3.2	By-Laws of Tenneco Inc., as amended and restated effective October 1, 2018.

4.1	Shareholders Agreement, dated as of October 1, 2018 by and among the Company, AEP, IEH and IEP.

99.1	Press release dated October 1, 2018.

99.2	The audited consolidated balance sheets of Federal-Mogul as of December 31, 2017 and 2016 and the consolidated statements of operations, statements of comprehensive income (loss), statements of cash flows and statements of member interest and shareholders’ equity of Federal-Mogul for each of the years ended December 31, 2017, 2016 and 2015 and the notes thereto (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2018).

99.3	The consolidated balance sheets of Federal-Mogul as of June 30, 2018 and December 31, 2017 and the consolidated statements of operations, statements of comprehensive income (loss) and statements of cash flows of Federal-Mogul for each of the six months ended June 30, 2018 and 2017 and the notes thereto (previously filed as Exhibit 99.5 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2018).

99.4	The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2018 and unaudited pro forma condensed combined statements of income of the Company for the six months ended June 30, 2018 and the year ended December 31, 2017 and the notes thereto (previously filed as Exhibit 99.6 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: October 1, 2018	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary